Fair Value of Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Risk Management	FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
Fair value is considered to be the exchange price in an orderly transaction between market participants to sell an asset or transfer a liability at the measurement date. The fair value definition focuses on an exit price, which is the price that would be received in the sale of an asset or the amount that would be paid to transfer a liability.
Hydro One classifies its fair value measurements based on the following hierarchy, as prescribed by the accounting guidance for fair value, which prioritizes the inputs to valuation techniques used to measure fair value into three levels:
Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that Hydro One has the ability to access. An active market for the asset or liability is one in which transactions for the asset or liability occur with sufficient frequency and volume to provide ongoing pricing information.
Level 2 inputs are those other than quoted market prices that are observable, either directly or indirectly, for an asset or liability. Level 2 inputs include, but are not limited to, quoted prices for similar assets or liabilities in an active market, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs other than quoted market prices that are observable for the asset or liability, such as interest-rate curves and yield curves observable at commonly quoted intervals, volatilities, credit risk and default rates. A Level 2 measurement cannot have more than an insignificant portion of the valuation based on unobservable inputs.
Level 3 inputs are any fair value measurements that include unobservable inputs for the asset or liability for more than an insignificant portion of the valuation. A Level 3 measurement may be based primarily on Level 2 inputs.
Non-Derivative Financial Assets and Liabilities
At December 31, 2021 and 2020, the Company’s carrying amounts of cash and cash equivalents, accounts receivable, due from related parties, short-term notes payable, accounts payable, and due to related parties are representative of fair value due to the short-term nature of these instruments.
Fair Value Measurements of Long-Term Debt
The fair values and carrying values of the Company’s long-term debt at December 31, 2021 and 2020 are as follows:

	2021	2021	2020	2020
As at December 31 (millions of dollars)	Carrying Value	Fair Value	Carrying Value	Fair Value
Long-term debt measured at fair value - $300 million MTN Series 39 notes	—	—	303	303
Other notes and debentures	13,196	15,162	12,805	15,795
Long-term debt, including current portion	13,196	15,162	13,108	16,098
Fair Value Measurements of Derivative Instruments
Fair Value Hedges
At December 31, 2021, Hydro One had no fair value hedges. At December 31, 2020, Hydro One had interest-rate swaps with a total notional amount of $300 million that were used to convert fixed-rate debt to floating-rate debt. These swaps were designated as fair value hedges. Hydro One’s fair value hedge exposure at December 31, 2020 was approximately 2% of its total long-term debt.
Cash Flow Hedges
At December 31, 2021 and 2020, Hydro One had a total of $800 million in pay-fixed, receive-floating interest-rate swap agreements designated as cash flow hedges. These cash flow hedges are intended to offset the variability of interest rates on the issuances of short-term commercial paper between January 9, 2020 and March 9, 2023.
At December 31, 2021 and 2020, the Company had no derivative instruments classified as undesignated contracts.
Fair Value Hierarchy
The fair value hierarchy of financial assets and liabilities at December 31, 2021 and 2020 is as follows:

As at December 31, 2021 (millions of dollars)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Liabilities:
Long-term debt, including current portion	13,196	15,162	—	15,162	—
Derivative instruments (Notes 15,16)
Cash flow hedges, including current portion	8	8	—	8	—
	13,204	15,170	—	15,170	—

As at December 31, 2020 (millions of dollars)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Assets:
Derivative instruments (Note 10)
Fair value hedges	3	3	—	3	—
	3	3	—	3	—

Liabilities:
Long-term debt, including current portion	13,108	16,098	—	16,098	—
Derivative instruments (Notes 15,16)
Cash flow hedges, including current portion	25	25	—	25	—
	13,133	16,123	—	16,123	—
The fair value of the hedged portion of the long-term debt is primarily based on the present value of future cash flows using a swap yield curve to determine the assumption for interest rates. The fair value of the unhedged portion of the long-term debt is based on unadjusted period-end market prices for the same or similar debt of the same remaining maturities.
There were no transfers between any of the fair value levels during the years ended December 31, 2021 or 2020.
Risk Management
Exposure to market risk, credit risk and liquidity risk arises in the normal course of the Company’s business.
Market Risk
Market risk refers primarily to the risk of loss which results from changes in values, foreign exchange rates and interest rates. The Company is exposed to fluctuations in interest rates, as its regulated ROE is derived using a formulaic approach that takes anticipated interest rates into account. The Company is not currently exposed to material commodity price risk or material foreign exchange risk.
The Company uses a combination of fixed and variable-rate debt to manage the mix of its debt portfolio. The Company also uses derivative financial instruments to manage interest-rate risk. The Company may utilize interest-rate swaps designated as fair value hedges as a means to manage its interest rate exposure to achieve a lower cost of debt. The Company may also utilize interest-rate derivative instruments, such as cash flow hedges, to manage its exposure to short-term interest rates or to lock in interest-rate levels on forecasted financing.
A hypothetical 100 basis points increase in interest rates associated with variable-rate debt would not have resulted in a significant decrease in Hydro One’s net income for the years ended December 31, 2021 and 2020.
For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in the consolidated statements of operations and comprehensive income. The net unrealized loss (gain) on the hedged debt and the related interest-rate swaps for the years ended December 31, 2021 and 2020 were not material.
For derivative instruments that are designated and qualify as cash flow hedges, the unrealized gain or loss, after tax, on the derivative instrument is recorded as OCI or OCL and is reclassified to results of operations in the same period during which the hedged transaction affects results of operations. During the year ended December 31, 2021, a $4 million after-tax unrealized gain (2020 - $28 million loss), $5 million before-tax (2020 - $38 million loss), was recorded in OCI, and a $8 million after-tax realized loss (2020 - $5 million), $12 million before-tax (2020 - $7 million), was reclassified to financing charges. This resulted in an accumulated other comprehensive loss (AOCL) of $6 million related to cash flow hedges at December 31, 2021 (2020 - $18 million). The Company estimates that the amount of AOCL, after tax, related to cash flow hedges to be reclassified to results of operations in the next 12 months is $6 million. Actual amounts reclassified to results of operations depend on the interest rate risk in effect until the derivative contracts mature. For all forecasted transactions, at December 31, 2021, the maximum term over which the Company is hedging exposures to the variability of cash flows is approximately one year.
The Pension Plan manages market risk by diversifying investments in accordance with the Pension Plan’s Statement of Investment Policies and Procedures (SIPP). Interest rate risk arises from the possibility that changes in interest rates will affect the fair value of the Pension Plan’s financial instruments. In addition, changes in interest rates can also impact discount rates which impact the valuation of the pension and post-retirements and post-employment liabilities. Currency risk is the risk that the value of the Pension Plan’s financial instruments will fluctuate due to changes in foreign currencies relative to the Canadian dollar. Other price risk is the risk that the value of the Pension Plan’s investments in equity securities will fluctuate as a result of changes in market prices, other than those arising from interest rate risk or currency risk. All three factors may contribute to changes in values of the Pension Plan investments. See Note 20 - Pension and Post-Retirement and Post-Employment Benefits for further details.
Credit Risk
Financial assets create a risk that a counterparty will fail to discharge an obligation, causing a financial loss. At December 31, 2021 and 2020, there were no significant concentrations of credit risk with respect to any class of financial assets. The Company’s revenue is earned from a broad base of customers. As a result, Hydro One did not earn a material amount of revenue from any single customer. At December 31, 2021 and 2020, there was no material accounts receivable balance due from any single customer.
At December 31, 2021, the Company’s allowance for doubtful accounts was $56 million (2020 - $46 million). The allowance for doubtful accounts reflects the Company's CECL for all accounts receivable balances, which are based on historical overdue balances, customer payments and write-offs. At December 31, 2021, approximately 5% (2020 - 4%) of the Company’s net accounts receivable were outstanding for more than 60 days. Please see Note 9 - Accounts Receivable for additions to allowance for doubtful accounts related to the impact of the COVID-19 pandemic.
Hydro One manages its counterparty credit risk through various techniques including (i) entering into transactions with highly rated counterparties, (ii) limiting total exposure levels with individual counterparties, (iii) entering into master agreements which enable net settlement and the contractual right of offset, and (iv) monitoring the financial condition of counterparties. The Company monitors current credit exposure to counterparties on both an individual and an aggregate basis. The Company’s credit risk for accounts receivable is limited to the carrying amounts on the consolidated balance sheets.
Derivative financial instruments result in exposure to credit risk since there is a risk of counterparty default. The maximum credit exposure of derivative contracts, before collateral, is represented by the fair value of contracts in an asset position at the reporting date. At December 31, 2021 and 2020, the counterparty credit risk exposure on the fair value of these interest-rate swap contracts was not material. At December 31, 2021, Hydro One’s credit exposure for all derivative instruments, and applicable payables and receivables, was with two financial institutions with investment grade credit ratings as counterparties.
The Pension Plan manages its counterparty credit risk with respect to bonds by investing in investment-grade corporate and government bonds and with respect to derivative instruments by transacting only with highly rated financial institutions and by ensuring that exposure is diversified across counterparties.
Liquidity Risk
Liquidity risk refers to the Company’s ability to meet its financial obligations as they come due. Hydro One meets its short-term operating liquidity requirements using cash and cash equivalents on hand, funds from operations, the issuance of commercial paper, and the Operating Credit Facilities. The short-term liquidity under the commercial paper program, the Operating Credit Facilities, and anticipated levels of funds from operations are expected to be sufficient to fund the Company’s operating requirements. The Company's currently available liquidity is also expected to be sufficient to address any reasonably foreseeable impacts that the COVID-19 pandemic may have on the Company’s cash requirements.
In April 2020, Hydro One filed a short form base shelf prospectus in connection with its MTN Program, which has a maximum authorized principal amount of notes issuable of $4,000 million, expiring in May 2022. At December 31, 2021, $1,900 million remained available for issuance under the MTN Program prospectus. A new MTN Program prospectus is expected to be filed in the first half of 2022.
The Pension Plan’s short-term liquidity is provided through cash and cash equivalents, contributions, investment income and proceeds from investment transactions. In the event that investments must be sold quickly to meet current obligations, the majority of the Pension Plan’s assets are invested in securities that are traded in an active market and can be readily disposed of as liquidity needs arise.